UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2008
S1 Corporation
(Exact name of registrant as specified in its charter)
Delaware 000-24931 58-2395199
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
705 Westech Drive, Norcross, Georgia 30092
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 26, 2008, at 5:00 p.m. ET, S1 Corporation (“S1”) held a conference call during which S1 discussed its results for the fourth quarter and full year ended December 31, 2007. A transcript of the conference call is furnished as Exhibit 99.1 to this report. A replay of the call will be available for two weeks on S1’s website, www.s1.com.
     The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of conference call held February 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
/s/ Gregory D. Orenstein
Chief Legal Officer and Secretary

Date: February 27, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call held February 26, 2008.